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Exhibit 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18,UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of California Independent Bancorp, a California corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

  (1)
  the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2002	/s/ John I. Jelavich John I. Jelavich President and Chief Executive Officer
Dated: August 12, 2002	/s/ Kevin R. Watson Kevin R. Watson Chief Financial Officer and Corporate Secretary

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  Exhibit 99.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,UNITED STATES CODE)